Supplement Dated January 29, 2020

to the

Prospectus Dated May 1, 2019

and the

Statement of Additional Information Dated May 1, 2019

for the

Farmers® Variable Universal Life

Issued by

Farmers New World Life Insurance Company

through its

Farmers Life Separate Account A

This Supplement updates certain information in your variable life insurance policy (the “Policy”) Prospectus and Statement of Additional Information. Please read this Supplement carefully and keep it with your Prospectus for future reference.

BNY Mellon Variable Investment Fund - Quality Bond Portfolio

The Board of Trustees of BNY Mellon Variable Investment Fund (the “Trust”) has approved the liquidation of the Quality Bond Portfolio (the “Fund”), a series of the Trust. The Fund’s portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.

Accordingly, on March 31, 2020, the Fund will be closed to any investments and any units still held in the Farmers Life Separate Account A will be liquidated. The units will be priced as of the market close on March 31, 2020. The total value of the Fund on this date will be transferred automatically to the DWS Government Money Market VIP Subaccount.

Policy owners will be notified of this action at least 30 days in advance of March 31, 2020 with options including re-allocation of their assets prior to March 31, 2020. Transfers out of the Quality Bond Portfolio to another Subaccount (or Fixed Account) will not be assessed a transfer charge or count against the 12 transfers each policy year that are free of charge.

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.